UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2019

ALBIREO PHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33451 (Commission File Number)	90-0136863 (IRS Employer Identification No.)

10 Post Office Square, Suite 502 South Boston, Massachusetts (Address of principal executive offices)		02109 (Zip Code)

(857) 254-5555

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 28, 2019, Albireo Pharma, Inc. (the “Company”) entered into an amendment to the Office Lease Agreement dated February 7, 2017 with SHIGO 10 PO Owner LLC (the “Landlord”) to (i) replace the existing office space with a new office space measuring approximately 14,734 rentable square feet (the “Replacement Office”) and (ii) extend the term of the lease through the date ending eighty-eight (88) months after the date upon which the Landlord will have substantially completed the work necessary to deliver the Replacement Office in accordance with the agreed upon Scope of Work and Concept Plan. The Replacement Office is in the building located at 10 Post Office Square, Boston, Massachusetts and will serve as the Company’s executive offices.

The Company will be obligated to make monthly rent payments in an amount beginning at $72,442.17, at an annual rate of $59.00 per rentable square foot increasing by $1.00 annually for the term of the lease.

The foregoing summary of the lease amendment is qualified in its entirety by reference to the full text of the lease amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits

The following exhibit is furnished with this report:

Exhibit Number	Description
10.1	Amendment No. 1 to Office Lease Agreement dated as of March 28, 2019, by and between Albireo Pharma, Inc. and POSIG Investors, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBIREO PHARMA, INC.

Date: April 3, 2019	/s/ Ronald H.W. Cooper
Ronald H.W. Cooper
President and Chief Executive Officer